SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 17, 2002

NII HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-26649 (Commission File Numbers)	91-1671412 (I.R.S. Employer Identification Nos.)

10700 Parkridge Boulevard, Suite 600, Reston, Virginia	20191

(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, Including Area Code: (703) 390-5100

(Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events.

On April 17, 2002, Nextel Communications, our parent company, issued a press release announcing its and our preliminary financial results and other data for the quarter ended March 31, 2002, as more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.

Not Applicable

(b)	Pro Forma Financial Information.

Not Applicable

(c)	Exhibits.

Exhibit No	Exhibit Description
99.1	Press Release

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NII HOLDINGS, INC.

/s/ ROBERT J. GILKER

By:	Robert J. Gilker
Vice President and General Counsel

Date: April 17, 2002

EXHIBIT INDEX

Exhibit No	Exhibit Description
99.1	Press Release